UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 5, 2007

                                PlasmaTech, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                    (State and jurisdiction of incorporation)

                                    000-52633
                            (Commission File Number)

                                   56-2474226
                        (IRS Employer Identification No.)

                        2764 Lake Sahara Drive, Suite 111
                             Las Vegas, Nevada 89117
              (Address of principal executive offices and Zip Code)

                                  702 851 1330
             Registrant's telephone number, including the area code


[ ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under
          Exchange Act (17 CFR 240. 14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240. 13e-4(c) )

Item 8.01 Other Events.


Effective September 5, 2007, the board of directors of PlasmaTech, Inc., appointed Mr. John R. McLane to the Board of Directors.

From July 2006 until August 2007, Mr. McLane was President, CEO and a member of the Board of Directors of Immureboost, Inc., formerly known as eSavingsStore.com, a public company, which trades on the Over-the-Counter Bulletin Board under the symbol IMBO

Mr. McLane is currently the President and a principal of Mobius Asset Management, Inc., a Commodity Trading Advisor in Scottsdale, Arizona and Perfect Travel and Promotions, an Internet based on-line travel promotional company with thousands of clients nationwide. It is headquartered in Daytona Beach, Florida.

Mr. McLane graduated from Xavier University in 1974 having earned a Batchelor of Arts degree in Political Science.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              PlasmaTech, Inc.
                                              (Registrant)

Date: September 6, 2007                       By: /s/ Christopher Brough
                                                  -----------------------
                                              Name: Christopher Brough
                                              Title: President.



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